Exhibit 21.1

THE BANK OF NEW YORK MELLON CORPORATION

PRIMARY SUBSIDIARIES OF THE COMPANY

DEC. 31, 2008

•	Agency Brokerage Holding, LLC – State of Organization: Delaware
•	Alcentra Inc. – State of Incorporation: California
•	Allomon Corporation – State of Incorporation: Pennsylvania
•	APT Holdings Corporation – State of Incorporation: Delaware
•	BNY Holdings (Delaware) Corporation – State of Incorporation: Delaware
•	BNY Mellon AM Latin America, S.A.– Incorporation: Chile
•	BNY Mellon Asset Management International Holdings, Limited – Incorporation: England
•	BNY Mellon Asset Management International Limited – Incorporation: England
•	BNY Mellon Asset Management Japan Limited – Incorporation: Japan
•	BNY Mellon Asset Servicing B.V. – Incorporation: Netherlands
•	BNY Mellon Capital Markets, LLC – State of Organization: Delaware
•	BNY Mellon Fund Managers Limited – Incorporation: England
•	BNY Mellon Global Management Limited – Incorporation: Ireland
•	BNY Mellon International Limited – Incorporation: England
•	BNY Mellon Securities LLC – State of Organization: Delaware
•	BNY Mellon Servicos Financeros Distribuidora de Titulos e Valores Mobiliarios S.A.– Incorporation: Brazil
•	BNY Mellon Trust Company of Illinois – State of Incorporation: Illinois
•	BNY Mellon Trust of Delaware – State of Incorporation: Delaware
•	BNY Mellon, N. A. – Incorporation: United States
•	BNY Trade Insurance, Ltd. – Incorporation: Bermuda
•	Boston Safe Deposit Finance Company, Inc. – State of Incorporation: Massachusetts
•	CIBC Mellon Global Securities Services Company – Incorporation: Canada
•	CIBC Mellon Trust Company – Incorporation: Canada
•	ConvergEx Holdings LLC – State of Organization: Delaware
•	DPM Mellon LLC – State of Organization: Nevada
•	Dreyfus Service Organization, Inc. – State of Incorporation: Delaware
•	Dreyfus Transfer Inc. – State of Incorporation: Maryland
•	EACM Advisors LLC – State of Organization: Delaware
•	Eagle Investment Systems LLC State of Organization: Delaware
•	Founders Asset Management LLC – State of Organization: Delaware
•	Hamon Investment Group Pte Limited – Incorporation: Singapore
•	Ivy Asset Management LLC – State of Organization: Delaware
•	Laurel Capital Advisors, LLP – State of Organization: Pennsylvania
•	Lockwood Advisors, Inc. – State of Incorporation: Delaware
•	Lockwood Capital Management, Inc. – State of Incorporation: Delaware
•	MBC Investments Corporation – State of Incorporation: Delaware
•	MBC SPC Leasing ULC – Incorporation: Nova Scotia
•	MBSC Securities Corporation – State of Incorporation: New York
•	MelDel Leasing Corporation #2 – State of Incorporation: Delaware
•	Mellon Analytical Solutions, LLC – State of Organization: Delaware
•	Mellon Canada Holdings Company – Incorporation: Canada
•	Mellon Capital III – State of Incorporation: Delaware
•	Mellon Capital IV – State of Incorporation: Delaware
•	Mellon Capital Management Corporation – State of Incorporation: Delaware

THE BANK OF NEW YORK MELLON CORPORATION

PRIMARY SUBSIDIARIES OF THE COMPANY

DEC. 31, 2008

Continued

•	Mellon Finance No. 2 (Netherlands) B.V. – Incorporation: Netherlands
•	Mellon Financial Services Corporation #1 – State of Incorporation: Delaware
•	Mellon Funding Corporation – State of Incorporation: Pennsylvania
•	Mellon Global Investments Asia Limited – Incorporation: Jersey
•	Mellon Hedge Advisors LLC, – State of Organization: Delaware
•	Mellon Holdings LLC – State of Organization: Delaware
•	Mellon International Holdings S.a.r.l. – Incorporation: Luxembourg
•	Mellon International Investment Corporation – Incorporation: United States
•	Mellon Investor Services Holdings LLC – State of Organization: Delaware
•	Mellon Investor Services LLC – State of Organization: New Jersey
•	Mellon Life Insurance Company – State of Incorporation: Delaware
•	Mellon Overseas Investment Corporation – Incorporation: United States
•	Mellon Securities Investments LLC, – State of Organization: Delaware
•	Mellon Trustees Limited – Incorporation: Ireland
•	Mellon United National Bank, N.A. – Incorporation: United States
•	Mellon Ventures III, LP – State of Organization: Delaware
•	Mellon Ventures IV, LP – State of Organization: Delaware
•	MIPA, LLC – State of Organization: Delaware
•	Neptune LLC – State of Organization: Delaware
•	Newton Capital Management, Limited – Incorporation: England
•	Newton Investment Management Limited – Incorporation: England
•	Newton Management Limited – Incorporation: England
•	Pareto Investment Management Limited – Incorporation: England
•	Pershing Advisor Solutions LLC – State of Organization: Delaware
•	Pershing Group LLC – State of Organization: Delaware
•	Pershing LLC – State of Organization: Delaware
•	Promontory Interfinancial Network, LLC – State of Organization: Delaware
•	Standish Mellon Asset Management Company LLC – State of Organization: Delaware
•	TBC Securities Co, Inc. – State of Incorporation: Massachusetts
•	The Bank of New York Capital Markets Limited – Incorporation: England
•	The Bank of New York Mellon Bank (CI) Limited – Incorporation: United Kingdom
•	The Bank of New York Mellon – State of Incorporation: New York
•	The Bank of New York Mellon Trust Company N.A. – Incorporation: United States
•	The Boston Company Asset Management LLC – State of Organization: Massachusetts
•	The Dreyfus Corporation – State of Incorporation: New York
•	Urdang Capital Management, Inc. – State of Incorporation: Delaware
•	Urdang Securities Management, Inc. – State of Incorporation: Pennsylvania
•	Walter Scott and Partners Limited – Incorporation: Scotland
•	WestLB Mellon Asset Management (US) LLC – State of Organization: Delaware